POWER OF ATTORNEY

The undersigned parties, as Section 16 reporting entities of Natera, Inc. (the
"Company"), hereby constitute and appoint each of the persons listed on Exhibit
A attached hereto, the undersigneds' true and lawful attorney-in-fact to:

1. complete and execute Form ID and Forms 3, 4, and 5 and other forms and all amendments thereto as such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities
Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the
Company; and
2. do all acts necessary in order to file such forms with the Securities and
Exchange Commission, any securities exchange or national association, the
Company and such other person or agency as the attorney-in-fact shall deem appropriate.

The undersigned parties hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof. The undersigned parties acknowledge that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with the
Securities Exchange Act of 1934 (as amended).

This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file Forms 3, 4, and 5 with respect to each of the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by each of the undersigned in a signed writing delivered to the Company and the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of June, 2015.

Sequoia Capital XII, L.P.
Sequoia Technology Partners XII, L.P.

By:  SC XII Management, LLC
     General Partner of Each

By:   /s/ Roelof Botha
Roelof Botha, Managing Member

Sequoia Capital XII Principals Fund, LLC

y:  SC XII Management, LLC
     its Managing Member

By:   /s/ Roelof Botha
Roelof Botha, Managing Member

EXHIBIT A

Daniel Rabinowitz
Herm Rosenman
Joshua Leichter
Richard Blake
Meaghan Nelson
Atticus Honore